DISTRIBUTION OF PROFIT AND RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2017
Distribution Of Proft And Restricted Net Assets Disclosure [Abstract]
Distribution Of Proft And Restricted Net Assets Disclosure
16. DISTRIBUTION OF PROFIT AND RESTRICTED NET ASSETS

As stipulated by the relevant laws and regulations applicable to China’s foreign investment enterprises, the Company’s PRC subsidiaries are required to make appropriations from net income as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) to non-distributable reserves which include a general reserve and a staff welfare and bonus reserve. Wholly-owned PRC subsidiaries are not required to make appropriations to the enterprise expansion reserve but appropriations to the general reserve are required to be made at not less than 10% of the profit after tax as determined under PRC GAAP. The staff welfare and bonus reserve is determined by the board of directors.

The general reserve is used to offset future losses. The subsidiary may, upon a resolution passed by the shareholder, convert the general reserve into capital. The staff welfare and bonus reserve is used for the collective welfare of the employees. These reserves represent appropriations of the retained earnings determined in accordance with the Chinese law.

In addition to the general reserve, the Company’s PRC subsidiaries are required to obtain approval from the local PRC government prior to distributing any registered share capital. Accordingly, both the appropriations to general reserve and the registered share capital of the Company’s PRC subsidiaries are considered as restricted net assets amounting to $ 9,266,177 and $16,000,000 as of December 31, 2016 and 2017, representing 14% and 17.5% of the Company’s total consolidated net assets as of December 31, 2016 and 2017, respectively.